UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 1, 2013

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated April 2, 2013, filed by Rosetta Stone Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) disclosing the completion of the acquisition of Livemocha, Inc. (“Livemocha”) and the entry into an Agreement and Plan of Merger on April 1, 2013 with Liberty Merger Sub Inc., a wholly-owned subsidiary of Rosetta Stone Ltd., Livemocha, and Shareholder Representative Services LLC, solely in its capacity as agent for the stockholders of Livemocha.  This amendment on Form 8-K/A is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited balance sheets of Livemocha as of December 31, 2012 and 2011 and audited statements of operations, stockholders’ equity (deficit), and cash flows of Livemocha for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditors’ report of Deloitte & Touche LLP are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited balance sheets of Livemocha as of March 31, 2013 and the related unaudited statements of operations and cash flows for the three months ended March 31, 2013 and 2012, and the unaudited notes related thereto, are filed hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 and the notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

2.1

Agreement and Plan of Merger by and among Rosetta Stone Ltd., Liberty Merger Sub Inc., Livemocha, Inc. and Shareholder Representative Services LLC, dated April 1, 2013 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on April 2, 2013).

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited balance sheets of Livemocha as of December 31, 2012 and 2011 and audited statements of operations, stockholders’ equity (deficit), and cash flows of Livemocha for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditors’ report.

99.2

Unaudited balance sheets of Livemocha as of March 31, 2013 and the related unaudited statements of operations and cash flows for the three months ended March 31, 2013 and 2012, and the unaudited notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2013

	By:	/s/ Michael C. Wu
Name: Michael C. Wu
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among Rosetta Stone Ltd., Liberty Merger Sub Inc., Livemocha, Inc. and Shareholder Representative Services LLC, dated April 1, 2013 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on April 2, 2013).

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited balance sheets of Livemocha as of December 31, 2012 and 2011 and audited statements of operations, stockholders’ equity (deficit), and cash flows of Livemocha for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditors’ report.

99.2

Unaudited balance sheets of Livemocha as of March 31, 2013 and the related unaudited statements of operations and cash flows for the three months ended March 31, 2013 and 2012, and the unaudited notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 and the notes thereto.